UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 LAGUNA CANYON ROAD, SUITE 150 , IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 387-2277
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Pursuant to the Agreement and Plan of Merger, dated as of December 31, 2013 (the “Merger Agreement”), by and among Stryker Corporation (“Stryker”), PS Merger Sub Inc., a wholly owned subsidiary of Stryker (“Merger Sub”), and Patient Safety Technologies, Inc. (“Patient Safety” or the “Company”), on March 24, 2014 (the “Closing Date”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Stryker. The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

In the Merger, (i) each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than dissenting shares and shares of Capital Stock (as defined below) owned by the Company, Stryker or Merger Sub or any of their subsidiaries (the “Excluded Shares”), was converted into the right to receive $2.22 in cash, without interest (the “Common Consideration”), (ii) each share of Series A Convertible Preferred Stock, par value $1.00 per share, of the Company (the “Series A Stock”) outstanding immediately prior to the Effective Time, other than Excluded Shares, was converted into the right to receive $100.00 in cash, without interest (the “Series A Consideration”) and (iii) each share of Series B Convertible Preferred Stock, par value $1.00 per share, of the Company (the “Series B Stock”, and together with the Common Stock and the Series A Stock, the “Capital Stock”) outstanding immediately prior to the Effective Time, other than Excluded Shares, was converted into the right to receive $296.00 in cash, without interest (the “Series B Consideration”, and together with the Common Consideration and the Series A Consideration, the “Merger Consideration”). In addition, each vested and exercisable option to acquire Common Stock that is outstanding immediately prior to the Effective Time of the Merger will be canceled and terminated in exchange for the right to receive a payment in cash equal to the product of (a) the total number of Common Stock for which such option remains outstanding and unexercised prior to the effective time and (b) the excess (if any) of the Common Consideration over the exercise price of such option.  All unvested options will become immediately vested and exercisable.

The descriptions of the Merger and the Merger Agreement contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.03	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all issued and outstanding shares of Capital Stock (other than the Excluded Shares), options to purchase shares of Capital Stock and restricted shares of Capital Stock were cancelled and converted into the right to receive the applicable Merger Consideration specified in the Merger Agreement. At the Effective Time, all holders of Capital Stock (other than the Excluded Shares) and the foregoing equity-based awards of the Company ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth under Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Stryker.

The total amount of funds used to complete the Merger was approximately $120 million, which was funded through Stryker’s available cash on hand.

The disclosure regarding the Merger and the Merger Agreement set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as a result of the Merger, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company following the Effective Time.

In connection with the Merger, both Brian E. Stewart and David C. Dreyer ceased to serve as officers of the Company on March 24, 2014.

Immediately following the Effective Time, the directors of the Company appointed Timothy J. Scannell to serve as President, David G. Furgason to serve as Vice President, Jeanne M. Blondia to serve as Vice President and Treasurer and Dean H. Bergy to serve as Vice President and Secretary.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in accordance with the terms of the Merger Agreement.

Copies of the amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

The Company intends to file with the Securities and Exchange Commission a certification on Form 15 to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934 (the “34 Act”) or to suspend its reporting obligations under Sections 13 and 15(d) of the 34 Act as promptly as practicable.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
2.1
Agreement and Plan of Merger, dated as of December 31, 2013, by and among Stryker Corporation, PS Merger Sub Inc. and Patient Safety Technologies, Inc. (incorporated by reference to Exhibit 2.1 to Patient Safety’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Patient Safety Technologies, Inc.

3.2	Amended and Restated Bylaws of Patient Safety Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 24, 2014	PATIENT SAFETY TECHNOLOGIES, INC.

/s/ David C. Dreyer
David C. Dreyer Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document
2.1
Agreement and Plan of Merger, dated as of December 31, 2013, by and among Stryker Corporation, PS Merger Sub Inc. and Patient Safety Technologies, Inc. (incorporated by reference to Exhibit 2.1 to Patient Safety’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Patient Safety Technologies, Inc.

3.2	Amended and Restated Bylaws of Patient Safety Technologies, Inc.